 Investor PresentationAugust 17, 2016

 Forward Looking Statements  FORWARD-LOOKING STATEMENTSThis presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs (including new, follow-on and successor programs) and thereafter successful contract negotiations with government authorities (both foreign and domestic) for the terms and conditions of the programs; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the successful resolution of government inquiries or investigations relating to our businesses and programs; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs, including the ability to manufacture the products to the detailed specifications required and recover start-up costs and other investments in the programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders under the Company's existing U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, but excluding any next generation programmable fuze programs, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory and the receipt of orders for new aircraft sufficient to recover our investment in the restart of the K-MAX® production line; (xi) the accuracy of current cost estimates associated with environmental remediation activities; (xii) the profitable integration of acquired businesses into the Company's operations; (xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and allowing us to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance, future contributions and the pension freeze; (xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) the effects, if any, of the United Kingdom's exit from the European Union; (xxii) future repurchases and/or issuances of common stock; (xxiii) the incurrence of unanticipated restructuring costs or the failure to realize anticipated savings or benefits from past or future expense reduction actions; and (xxiv) other risks and uncertainties set forth herein and in our 2015 Form 10-K.Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation.

 What is Kaman?  Solving Our Customers’ Critical Problems with Technically Differentiated Products & Services  Leading Provider of Highly Engineered Aerospace & Industrial Products Serving a Broad Range of End Markets

 Distribution  Kaman Corporation Overview    Distribution  Aerospace        $1.8B Revenues  Aerospace  Based on LTM actual results as of the quarter ended July 1, 2016

Kaman Investment Highlights

Strategically Positioned

- ✓ Outstanding portfolio of engineered content/intellectual property (IP) across Aerospace
- ✓ Distribution aligned with best-in-class vendors
- ✓ Diverse end market exposure provides consistent performance to fund growth

Improving Financials

- ✓ Focused on driving profitable top-line growth
- ✓ Deliver EBITDA growth through scale and operational execution
- ✓ Generate strong consistent cash flow to fund long-term growth

Reliable Business Strategies

- ✓ Disciplined acquisition growth to achieve scale and margin enhancements
- ✓ Continuing focus on innovation to maintain differentiation
- ✓ Relentless effort to drive operational excellence and lean
- ✓ Shared services allow for efficient allocation of resources

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Market Opportunities

Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments


FIXED WING SURFACES
OVER WING EXIT DOORS
FUSELAGE
CONTROL SURFACES
AIRFRAME BEARINGS
LEADING EDGE
WING-TO-BODY FAIRINGS
LANDING GEAR DOORS


ELECTRICAL AUTOMATION AND CONTROL
FLUID POWER
BEARINGS AND POWER TRANSMISSION

AEROSPACE

- OEM/Tier 1 outsourcing and supplier consolidation
- Higher bearing content on new platforms
- Increasing commercial build rates driving bearing and aerostructure sales
- New programs provide offset to lower defense spending

DISTRIBUTION

- Supplier consolidation favors larger national service providers
- Increased need for value added services
- Large fragmented market provides consolidation opportunities
- Factory automation trends driving fluid power and high speed automation solutions

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Organic Growth Drivers

Aerospace	Distribution
• "One Kaman Approach"	• Supplier consolidation
• New product development efforts at Specialty Bearings	• Factory automation trends
• Continued commercial aerospace cycle growth and demand for fuzing products	• Differentiated product and services
• Program renewals and extensions	• Product platform cross-selling
• Expanded geographic footprint	• National account opportunities

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 Capital Deployment Framework  Capital deployment is focused on growth investments & return of capital to shareholders  Dividends & Share Repurchases   Capital Expenditures  Acquisitions  Total $860 Million Period: 2010 to Q2 2016  Increased dividend 12.5% in 2015 to an annualized rate of $0.72 per shareDividends paid without interruption for 46 years$100 million share repurchase authorization in place to offset dilution from employee stock plans$700 million credit facility provides significant committed capitalContinue to pursue acquisitions to accelerate growth

   37%  Aerospace

Aerospace Overview

	AEROSYSTEMS	SPECIALTY BEARINGS & ENGINEERED PRODUCTS	FUZING & PRECISION PRODUCTS
			
Products	• Engineering design and testing • Tooling design & manufacture • Advanced machining and composite aerostructure manufacturing • Complex assembly • Helicopter MRO and support	• Self-lube airframe bearings • Traditional airframe bearings • Miniature ball bearings • Flexible drive systems • Aftermarket engineered components	• Bomb and missile safe and arm fuzing devices • Precision measuring systems • Memory products
Customers	• Global commercial and defense OEM's • Super Tier I's to subcontract manufacturers • Aircraft operators and MRO • Specialized aerospace distributors • Industrial and medical manufacturers of high precision equipment		• U.S. and allied militaries • Weapon system OEMs
Business Dynamic	• Consistent growth of bearing product line revenue from new program positions and higher build rates • Expanding engineered products portfolio into new end markets • Assembly and structures capabilities provide opportunities for additional subcontract programs		• Exclusivity and significant backlog provide a stable revenue base

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 Aerospace Profile  Sales by Product LineLTM 7/1/2016  Net Sales $671MOI% - GAAP 16.6%  Financial Summary LTM 7/1/2016  Technology Profile

 Aerospace Financial Performance    Revenue Growth  Operating Profit  Operating Profit/Employee: 35% since 2011    $ in millions    5 year CAGR 10%

 Primary Aerospace Locations  Diverse locations focused on core competencies

 Aerospace Strategy

 1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  Aircraft Programs/Capabilities  1. Doors2. Nose landing gear3. Engine/thrust reverser4. Flight controls5. Flaps6. Main landing gear7. Rudder8. Horizontal stabilizer  Bearing Products  Other Products   9. Door assemblies10. Top covers11. Fixed leading edge12. Fixed trailing edge13. Winglets14. Wing structures, flaps, slats15. Composite structures (e.g. access doors, radomes, consoles)16. Nacelle components  15  15

 1  4  1  2  3  5  4  4  4  4  Aircraft Programs/Capabilities  1. Flexible drive systems2. Flight control bearings3. Landing gear bearings  Bearing Products  Other Products  4. Manufacture and subassembly of major structures (e.g. cockpit) 5. Blade manufacture, repair andoverhaul6. Manufacture of composite structures (e.g. radomes)   6

 Significant Platforms  737  777  787  K-MAX®  A350  AH-1Z  UH-60  SH-2  JPF  A-10

Market Leading Self-Lube Airframe Bearing Product Lines



KAron® • KAflex® • Tufflex®





Proprietary Technology
Material Science Capability
Operational Excellence
Application Engineering Expertise

- Work Force
- Lean
- Automation
- Customer intimacy

- New Technologies
- New Products
- Customization
- R&D Capabilities



World Class Performance



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Airframe Bearings and Components

Fixed Wing



- Flap Systems
- Doors
- Landing gear
- Flight controls
- Thrust reversers

Rotary Wing

- Flexible drive systems
- Flight control bearings
- Landing gear bearings



Marine and Hydro



- Dive systems
- Doors and hatches
- Rudder
- Periscope
- Wicket gates
- Navigational locks

Industrial

- Oil sands bearings and track rollers
- Motorsport bearings and bushings



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Super Precision Miniature Ball Bearings - Markets

Healthcare



- Medical
- Dental
- Pharmaceutical

Industrial and Distribution

- General machinery
- Distribution
- Textile
- Printing
- Electronics



Drive Systems and Analysis



- Vacuum technology
- Powertrain / turbo machines
- Measurement & analysis equipment
- Tooling machine

Aviation and Defense

- Civil aviation
- Military and defense
- Satellites and space vehicles



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 Aftermarket Components – Major Platforms  Rolls-Royce 250• Over 600 PMAs• Estimated 11,000 engines in service• Part offerings include:– Compressor wheels– Turbine nozzles– Combustion liners– Vane diffusers  PT6• Over 170 PMAs• Estimated 16,000 engines in service (most popular in GA)• Part offerings include:– Turbine blades– Shroud segments– Gears and shafts  Honeywell APU• Over 130 PMAs• Estimated 15,000 APUs in service• Part offerings include:– Turbine blades– Sector gear– Shroud segment– Inlet guide vanes– Aft diffuser housing  Medium Helicopter• Over 200 PMAs, including 29 Bell approved parts• Estimated 7,000 aircraft in service• Part offerings include: – Main rotor grips– Tail rotor shafts– Bearings, strap fittings– Blade bolts– Trunnions

 Fuzing Products  SLAM-ER  HARPOON  MAVERICK  AMRAAM  FMU-139  TOMAHAWK  JPF  STANDARD MISSILE  SLAM-ER  SLAM-ER  AMRAAM  TOMAHAWK  STANDARD MISSILE  AGM-65M  AMRAAM  On a Majority of U.S. Weapon Systems

   U.S. Air Force (USAF) bomb fuzeUSAF inventory levels below desired quantity, and foreign orders provide additional opportunitiesStrong JPF demand – program backlog over $230 million27 foreign customersSystem field reliability is greater than 99%Increasing capacity to meet customer demand Expectations are for deliveries of 30,000 to 34,000 fuzes in 2016    Bomb CompatibilityJDAMPaveway II and IIIGBU-10, 12, 16, 24, 27, 28, 31, 32, 38, 54BLU-109, 110, 111, 113, 117, 121, 122, 126MK82/BSU-49, MK83/BSU-85, MK84/BSU-50  JPF Program

Air Vehicles and MRO - Products, Services and Capabilities


SH-2G Super Seasprite


Unmanned K-MAX®


Commercial K-MAX®

- SH-2G
  - Aftermarket support for Egypt, New Zealand, Poland, and Peru flying fleets
  - Flying fleet projected to grow 40% from 2014
- K-MAX®
  - Aftermarket support
  - Reopened production line in 2015
  - We continue to pursue unmanned USMC and DOI programs with our partner Lockheed Martin
- MRO including spares and repairs


Test & Analysis

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 Distribution

Distribution Overview

PRODUCT PLATFORM	BEARINGS & MECHANICAL POWER TRANSMISSION (BPT)	FLUID POWER	AUTOMATION, CONTROL & ENERGY (ACE)
% of 2015 Sales	50%	19%	31%
Market Size[(1)]	$13 Billion	$7 Billion	$15 Billion
Acquisitions since 2010	• Allied Bearings Supply • Plains Bearing • Florida Bearings Inc. • Ohio Gear and Transmission	• INRUMEC • Catching • Northwest Hose & Fittings • Western Fluid Components • B. W. Rogers • Calkins Fluid Power	• Zeller • Minarik • Target Electronic Supply • B. W. Rogers • G.C. Fabrication
Major Suppliers	SKF, REGAL, REXNORD, Gates, BALDOR (A MEMBER OF THE ABB GROUP), TIMKEN	Parker	KOLLMORGEN, Schneider Electric, RITTAL, PHOENIX CONTACT

(1) Source: PTDA Market Size Report; US Census Bureau; ARC Advisory

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 Platform Evolution  Through acquisitions and organic growth, Kaman has significantly grown its Distribution business while greatly expanding its product offering  Bearings & Power Transmission  up 31%  Automation, Control & Energy  up 313%  Fluid Power  up 210%         b   b   b  Sales from continuing operationsGrowth in sales from the full year 2009 thru 2015  a  b

 Scale  Distribution – Road to 7+% Operating Margin  TODAY<5%  FUTURE7+%  Improved Operational Efficiencies  Product Mix  Strategic Pricing  CATALYSTS

Business Strategies

1 

Acquisitions

- Pipeline for each product platform
- Formal integration process
- End market diversification

2 

Organic initiatives

- Adding more differentiated products
- Large national account pipeline
- Targeting new end markets

3 

Sales force investments

- Focused on outside sales force
- Targeting strategic geographic markets
- Kaman training programs

4 

Profitability

- Strategic pricing
- Supplier rebates
- Purchasing leverage

5 

ERP deployment

- Multi-phase rollout
- Includes CRM, WMS, Financials
- Network consolidation

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 Executing Strategy and Building Network

 Acquisitions in all Product Platforms  Distribution Group Sales

Adding Leading Brands in Multiple Technologies



PLCs, HMIs
Sensors & Signaling
Machine Safety
Hydraulics
Pneumatics
Fluid Connectors
Motion Control
Servos & Steppers
Linear Motion
Bearings
Power Transmission
Industrial Supplies
Value- Added Technologies
2009
2015

Schneider Electric
RITTAL
PHOENIX CONTACT
Parker
SKF
REGAL
TIMKEN
EMERSON

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 Extensive Solution and Service Capabilities

   Summary

 Long-Term Financial Targets  Kaman Corporation  3% – 6% organic sales growth3% – 10% including acquisitions  Distribution   3% – 6% organic sales growth3% – 10% including acquisitions7+% operating margin   Aerospace    Corporate Expense  ≤2.5% of sales by 2019  Free Cash Flow  80% – 100% of net income  3% – 6% organic sales growth3% – 10% including acquisitionsHigh-teens operating margin %

Positioned for Future Growth

- Aerospace
  - Leveraging unique set of proprietary products and capabilities
  - Strong platform positions across commercial & defense markets
  - Robust pipeline of future opportunities
- Distribution
  - Three product platform strategy expands growth opportunities
  - Increased scale provides improved operating leverage
- Successfully execute future acquisitions
- Leverage experienced management and workforce across the company
- Strong financial position provides significant capital deployment opportunities

Executing strategies to deliver shareholder value over time

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Financial Information and Non-GAAP Reconciliations

 Sales and Operating Income

 Net Earnings

 Cash Flow, Balance Sheet, and Capital Factors